UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2021

Andina Gold Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-56155	82-5051728
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3531 South Logan St, Suite D-357, Englewood, CO	80113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-416-7208

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

Andina Gold Corp. (the “Company”) has entered into an amended and restated employment agreement effective July 15, 2021 (the “Employment Agreement”) with Patricia I. Kovacevic, its General Counsel and Corporate Secretary (the “Executive”). In connection with the Employment Agreement, the Company has the obligation to enter into a Time-Vesting Stock Option Agreement providing the Executive an option to purchase 1,000,000 (one million) shares of common stock of the Company (“Shares”) vesting on July 15, 2021. The exercise price per share will be the market price of the Company common stock as of OTC close of market on July 15, 2021, and the exercise expiration date is July 15, 2031.

The Employment Agreement is for a two-year term. The Employment Agreement provides for initial base cash compensation (“Base Salary”) of $242,000 per year, increasing ten percent on each anniversary of the Employment Agreement during the term of the agreement. In addition to her Base Salary, the Executive shall be eligible to receive an annual bonus determined in the discretion of the Compensation Committee of the Board of Directors pro rata for each full calendar year during which Executive is continuously employed by the Company. Executive shall also be eligible to participate in such other bonus, profit-sharing, incentive, equity compensation and performance award plans and programs, if any, as may from time to time be established by the Board of Directors.

The above summary is qualified by its entirety by the terms and conditions set forth in the Employment Agreement, a copy of which is attached hereto as Exhibit 99.1.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Appointment of Certain Officers.

On July 13, 2021 the Board of Directors of the Company extended Patricia Kovacevic’s appointment as Corporate Secretary for the term of her Employment Agreement.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement Patricia Kovacevic

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andina Gold Corp.

/s/ Christian Noël
Christian Noël
CEO

Date: July 13, 2021

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